UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2012

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, filed on July 6, 2012 reporting the acquisition of Caribbean (the “Initial Report”), to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report. This 8-K/A also includes the historical financial statements of Garfield, which was acquired on May 30, 2012 and for which we are also filing a Form 8-K/A.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

23.1*	Consent of Independent Auditor

*	Filed herewith

Report of Independent Auditor

The Board of Directors and Stockholders of

Terreno Realty Corporation

San Francisco, California

We have audited the accompanying statement of revenues and certain expenses of Caribbean (the “Property”) for the year ended December 31, 2011. This statement of revenues and certain expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of the Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Terreno Realty Corporation as described in Note 1, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Caribbean for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

San Francisco, California

July 27, 2012

Caribbean

Statements of Revenues and Certain Expenses

For the Period from January 1, 2012 to May 31, 2012 (unaudited)

and the Year Ended December 31, 2011

(in thousands)

	For the Period from January 1, 2012 to May 31, 2012 (unaudited)	For the Year Ended December 31, 2011
Revenues:
Rental	$1,120	$2,529
Tenant reimbursements	243	486

Total revenues	1,363	3,015
Certain expenses:
Property operating expenses	114	279
Real estate taxes	98	238

Total expenses	212	517

Revenues in excess of certain expenses	$1,151	$2,498

See accompanying notes to statements of revenues and certain expenses.

Caribbean

Notes to Statements of Revenues and Certain Expenses

For the Period from January 1, 2012 to May 31, 2012 (unaudited)

and the Year Ended December 31, 2011

1.	Background and Basis of Presentation

The accompanying statements of revenues and certain expenses present the results of operations of Caribbean (the “Property”) for the period from January 1, 2012 to May 31, 2012 and the year ended December 31, 2011. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, Arden Realty Limited Partnership, on July 3, 2012 for approximately $33.7 million. The Property is located in Sunnyvale, California and consists of three multi-tenant industrial buildings containing 171,707 square feet (unaudited), which were 100% leased (unaudited) to 2 tenants at the time of acquisition.

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K/A of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the period from January 1, 2012 to May 31, 2012 and for the year ended December 31, 2011 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the term of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the statements of revenues and certain expenses.

Interim Statements

The statement of revenues and certain expenses for the period from January 1, 2012 to May 31, 2012 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.

Tenant Concentration

For the year ended December 31, 2011, one tenant accounted for approximately 79% of rental revenues.

Future Minimum Rental Income

Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2011 were as follows (in thousands):

2012	$2,712
2013	1,538
2014	2,088
2015	2,143
2016	2,316
Thereafter	8,012

Total	$18,809

Report of Independent Auditor

The Board of Directors and Stockholders of

Terreno Realty Corporation

San Francisco, California

We have audited the accompanying statement of revenues and certain expenses of Garfield (the “Property”) for the year ended December 31, 2011. This statement of revenues and certain expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of the Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Terreno Realty Corporation as described in Note 1, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Garfield for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

San Francisco, California

July 27, 2012

Garfield

Statements of Revenues and Certain Expenses

For the Period from January 1, 2012 to April 30, 2012 (unaudited)

and the Year Ended December 31, 2011

(in thousands)

	For the Period from January 1, 2012 to April 30, 2012 (unaudited)	For the Year Ended December 31, 2011
Revenues:
Rental	$812	$2,496
Tenant reimbursements	191	882

Total revenues	1,003	3,378
Certain expenses:
Property operating expenses	168	541
Real estate taxes	132	396

Total expenses	300	937

Revenues in excess of certain expenses	$703	$2,441

See accompanying notes to statements of revenues and certain expenses.

Garfield

Notes to Statements of Revenues and Certain Expenses

For the Period from January 1, 2012 to April 30, 2012 (unaudited)

and the Year Ended December 31, 2011

1.	Background and Basis of Presentation

The accompanying statements of revenues and certain expenses present the results of operations of Garfield (the “Property”) for the period from January 1, 2012 to April 30, 2012 and the year ended December 31, 2011. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, Dune-Westcore GBP, LLC, on May 30, 2012 for approximately $52.4 million. The Property is located in Commerce, California and consists of five multi-tenant industrial buildings containing 545,299 square feet (unaudited), which were approximately 79% leased (unaudited) to 14 tenants at the time of acquisition.

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K/A of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the period from January 1, 2012 to April 30, 2012 and for the year ended December 31, 2011 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the term of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the statements of revenues and certain expenses.

Interim Statements

The statement of revenues and certain expenses for the period from January 1, 2012 to April 30, 2012 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.

Tenant Concentration

For the year ended December 31, 2011, two tenants accounted for approximately 29% of rental revenues.

Future Minimum Rental Income

Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2011 were as follows (in thousands):

2012	$2,452
2013	2,265
2014	1,995
2015	1,174
2016	281
Thereafter	260

Total	$8,427

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF TERRENO REALTY CORPORATION

Terreno Realty Corporation (the “Company”) commenced operations with the completion of its initial public offering (“IPO”) of 8,750,000 shares of common stock and a concurrent private placement of an aggregate of 350,000 shares of common stock to its executive officers at a price per share of $20.00 on February 16, 2010. The net proceeds of the IPO and concurrent private placement were approximately $169.8 million after deducting the full underwriting discount of approximately $10.5 million and other offering expenses of approximately $1.7 million. On January 13, 2012, the Company completed a public follow-on offering of 4,000,000 shares of common stock at a price per share of $14.25. On February 13, 2012, the Company sold an additional 61,853 shares of common stock at a price per share of $14.25 upon the exercise by underwriters of their option to purchase additional shares. The net proceeds of the offering, after deducting the underwriting discount and offering expenses, were approximately $54.7 million.

On July 19, 2012, the Company completed an offering of 1,840,000 shares of 7.75% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), including the sale of 240,000 shares upon the exercise by the underwriters of their option to purchase additional shares, at a price per share of $25.00. The estimated net proceeds of the preferred offering, after deducting the underwriting discount and estimated offering expenses, were approximately $44.3 million.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 is based on the Company’s consolidated balance sheet and reflects the acquisition of Garfield and Caribbean, as well as the preferred stock offering, as if such transactions had occurred on March 31, 2012. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 have been prepared to reflect the incremental effect of the acquisition of properties by the Company during the period from January 1, 2012 to July 3, 2012 (the “2012 Acquisitions”) and the preferred stock offering on July 19, 2012 as if such transactions had occurred on January 1, 2011. The following table summarizes the 2012 Acquisitions:

Property Name	Location	Acquisition Date	Purchase Price (in thousands)
Global Plaza	Sterling, VA	March 16, 2012	$6,100
Garfield	Commerce, CA	May 30, 2012	52,400
Whittier	Whittier, CA	June 12, 2012	16,100
Caribbean	Sunnyvale, CA	July 3, 2012	33,718

2012 Acquisitions			$108,318

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the acquisition of properties had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s financial statements included on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2012

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	Garfield (2)	Caribbean (3)	Other Transactions (4)	Pro Forma Terreno Realty Corporation
ASSETS
Investments in real estate, net	$264,660	$52,400	$33,718	$16,100	$366,878
Cash and cash equivalents	16,778	(8,400)	(718)	149	7,809
Restricted cash	2,185	—	—	1,100	3,285
Deferred financing costs, net	1,542	—	—	431	1,973
Other assets, net	4,964	—	—	—	4,964

Total assets	$290,129	$44,000	$33,000	$17,780	$384,909

LIABILITIES AND EQUITY
Liabilities
Credit facility	$—	$44,000	$33,000	$(66,271)	$10,729
Term loan payable	10,050	—	—	—	10,050
Mortgage loans payable	58,021	—	—	39,780	97,801
Security deposits	1,946	—	—	—	1,946
Intangible liabilities, net	841	—	—	—	841
Accounts payable and other liabilities	7,013	—	—	—	7,013

Total liabilities	77,871	44,000	33,000	(26,491)	128,380
Commitments and contingencies
Equity
Stockholders’ equity
Preferred stock: $0.01 par value, 100,000,000 shares authorized, and 1,840,000 shares issued and outstanding	—	—	—	44,271	44,271
Common stock: $0.01 par value, 400,000,000 shares authorized, and 13,413,473 shares issued and outstanding	132	—	—	—	132
Additional paid-in capital	221,512	—	—	—	221,512
Accumulated deficit	(9,386)	—	—	—	(9,386)

Total stockholders’ equity	212,258	—	—	44,271	256,529

Total liabilities and equity	$290,129	$44,000	$33,000	$17,780	$384,909

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2012

(Unaudited)

(1)	Represents the unaudited historical consolidated balance sheet of Terreno Realty Corporation (the “Company”) as of March 31, 2012. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

(2)	Reflects the acquisition of Garfield as if it had occurred on March 31, 2012 for approximately $52.4 million. The acquisition was funded by cash on hand and borrowings under the Company’s credit facility.

(3)	Reflects the acquisition of Caribbean as if it had occurred on March 31, 2012 for approximately $33.7 million. The acquisition was funded borrowings under the Company’s credit facility.

(4)	The pro forma adjustments reflect the following transactions:

•

The Series A Preferred Stock offering of 1,840,000 shares at a price per share of $25.00 for estimated net proceeds of approximately $44.3 million after deducting the underwriting discount and other estimated offering expenses of approximately $1.7 million. The proceeds were used to pay down the credit facility.

•	The acquisition of Whittier as if it had occurred on March 31, 2012 for approximately $16.1 million. The acquisition was funded by borrowings under the Company’s credit facility.

•

The $39.8 million non-recourse mortgage loan as if the transaction had occurred on March 31, 2012. The mortgage loan has a fixed annual interest rate of 3.65%, matures on March 5, 2020 and is secured by mortgages on three of the Company’s properties. The Company paid approximately $0.4 million in deferred financing costs related to this mortgage loan and approximately $1.1 million of the loan proceeds were recorded as restricted cash due to holdbacks for leasing reserves. The loan proceeds were used to pay down the credit facility and for general business purposes.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2012

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	2012 Acquisitions		Pro Forma Adjustments		Pro Forma Terreno Realty Corporation
REVENUES
Total revenues	$6,606	$2,071	(2)	$—		$8,677

COSTS AND EXPENSES
Property operating expenses	1,908	418	(2)	—		2,326
Depreciation and amortization	1,825	577	(2)	—		2,402
General and administrative	1,415	—		—		1,415
Acquisition costs	714	—		(714	)(3)	—

Total costs and expenses	5,862	995		(714)		6,143

OTHER INCOME (EXPENSE)
Interest and other income	1	—		—		1
Interest expense, including amortization	(1,012)	—		(437	)(4)	(1,449)

Total other income and expenses	(1,011)	—		(437)		(1,448)

Net (loss) income	(267)	1,076		277		1,086
Preferred stock dividends	—	—		(891	)(5)	(891)

Net (loss) income available to common stockholders	$(267)	$1,076		$(614)		$195

Net loss available to common stockholders per share	$(0.02)					$0.01

Basic and Diluted Weighted Average Common Shares Outstanding	12,686,573			562,885	(6)	13,249,458

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2012

(Unaudited)

(1)	Represents the unaudited historical consolidated operations of Terreno Realty Corporation (the “Company”) for the three months ended March 31, 2012. See the historical condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

(2)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the 2012 Acquisitions for the three months ended March 31, 2012 based on the historical and pro forma operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired on January 1, 2011 (dollars in thousands).

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense
Global Plaza	March 16, 2012	$162	$20	$20	$—
Garfield	May 30, 2012	742	225	276	—
Whittier	June 12, 2012	319	46	137	—
Caribbean	July 3, 2012	848	127	144	—

2012 Acqusitions		$2,071	$418	$577	$—

(3)	Reflects the adjustment to acquisitions costs as if the 2012 Acquisitions had occurred on January 1, 2011.

(4)	Reflects the adjustment to interest expense as if the $39.8 million non-recourse mortgage loan at a fixed annual interest rate of 3.65% and draws of approximately $10.7 million on the Company’s credit facility at an interest rate of 2.75% had occurred on January 1, 2011.

(5)	Reflects the adjustment to preferred stock dividends as if the 7.75% Series A Preferred Stock offering of 1,840,000 shares at a price per share of $25.00 had occurred on January 1, 2011.

(6)	Reflects the adjustment to the basic and diluted weighted average common shares outstanding as if the follow-on offering of 4,061,853 shares of common stock at a price per share of $14.25 had occurred on January 1, 2011.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Statement of Operations

For Year Ended December 31, 2011

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	2011 Acquisitions		2012 Acquisitions		Pro Forma Adjustments		Pro Forma Terreno Realty Corporation
REVENUES
Total revenues	$17,502	$6,050	(2)	$8,517	(2)	$—		$32,069

COSTS AND EXPENSES
Property operating expenses	6,330	1,165	(2)	1,734	(2)	—		9,229
Depreciation and amortization	4,899	1,558	(2)	2,322	(2)	—		8,779
General and administrative	5,407	—		—		—		5,407
Acquisition costs	1,981	—		—		(1,981	)(3)	—

Total costs and expenses	18,617	2,723		4,056		(1,981)		23,415

OTHER INCOME (EXPENSE)
Interest and other (expense)	(2)	—		—		—		(2)
Interest expense, including amortization	(2,612)	(518	)(2)	—		(1,747	)(4)	(4,877)

Total other income and expenses	(2,614)	(518)		—		(1,747)		(4,879)

Net (loss) income	(3,729)	2,809		4,461		234		3,775
Preferred stock dividends	—	—		—		(3,565	)(5)	(3,565)

Net (loss) income available to common stockholders	$(3,729)	$2,809		$4,461		$(3,331)		$210

Net loss available to common stockholders per share	$(0.41)							$0.02

Basic and Diluted Weighted Average Common Shares Outstanding	9,161,805					4,061,853	(6)	13,223,658

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2011

(Unaudited)

(1)	Represents the audited historical consolidated operations of Terreno Realty Corporation (the “Company”) for the year ended December 31, 2011. See the historical consolidated financial statements and notes thereto included in the Company’s 2011 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 22, 2012.

(2)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the 2012 and 2011 Acquisitions for the year ended December 31, 2011 based on the historical and pro forma operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired January 1, 2011 (dollars in thousands).

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense
Global Plaza	March 16, 2012	$768	$96	$96	$—
Garfield	May 30, 2012	3,337	937	1,102	—
Whittier	June 12, 2012	1,276	184	548	—
Caribbean	July 3, 2012	3,136	517	576	—

Subtotal 2012 Acqusitions		8,517	1,734	2,322	—
Dorsey	March 25, 2011	$77	$37	$33	$—
Belleville	May 20, 2011	1,005	257	222	319
630 Glasgow	June 2, 2011	141	22	32	—
8730 Bollman	June 24, 2011	324	49	108	—
Dell	June 28, 2011	365	81	29	—
70th Avenue	June 28, 2011	181	43	51	—
19601 Hamilton	July 20, 2011	559	95	184	199
39th Street	August 19, 2011	208	30	75	—
620 Division	October 7, 2011	1,104	369	213	—
48th Avenue	December 15, 2011	567	—	129	—
Clawiter	December 15, 2011	611	—	87	—
Valley Corporate	December 30, 2011	908	182	395	—

Subtotal 2011 Acqusitions		6,050	1,165	1,558	518

Total		$14,567	$2,899	$3,880	$518

(3)	Reflects the adjustment to acquisitions costs as if the 2012 and 2011 Acquisitions had occurred on January 1, 2011.

(4)	Reflects the adjustment to interest expense as if the $39.8 million non-recourse mortgage loan at a fixed annual interest rate of 3.65% and draws of approximately $10.7 million on the Company’s credit facility at an interest rate of 2.75% had occurred on January 1, 2011.

(5)	Reflects the adjustment to preferred stock dividends as if the 7.75% Series A Preferred Stock offering of 1,840,000 shares at a price per share of $25.00 had occurred on January 1, 2011.

(6)	Reflects the adjustment to the basic and diluted weighted average common shares outstanding as if the follow-on offering of 4,061,853 shares of common stock at a price per share of $14.25 had occurred on January 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: July 27, 2012	By:	/s/ Michael A. Coke
Michael A. Coke
President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title

23.1*	Consent of Independent Auditor

*	Filed herewith